UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) January 31, 2008
LNB BANCORP, INC.

(Exact name of registrant as specified in its charter)

Ohio	0-13203	34-1406303

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

457 Broadway, Lorain, Ohio	44052-1769

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (440) 244-6000

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
     On January 31, 2008, LNB Bancorp, Inc. (the “Company”) issued a press release announcing its results of operations for the fourth quarter and year-end 2007. A copy of the press release is furnished herewith as Exhibit No. 99.1.

Item	5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On February 4, 2008, the Compensation Committee (the “Compensation Committee”) of the Board of Directors of the Company approved the grant of an incentive award to Daniel E. Klimas, the Company’s Chief Executive Officer, pursuant to the LNB Bancorp, Inc. 2007 Chief Executive Officer Long Term Incentive Plan (the “2007 CEO Long Term Incentive Plan”). The Compensation Committee determined to pay Mr. Klimas a cash bonus in the amount of $100,000 and granted to Mr. Klimas a nonqualified stock option under the Company’s 2006 Stock Incentive Plan (the “2006 Stock Incentive Plan”) to purchase 50,000 common shares of the Company at an exercise price of $14.47 per share, which will become exercisable in equal annual installments over a three-year period beginning on the first anniversary of the date of grant.
     On February 4, 2008, the Compensation Committee also approved the grant of nonqualified stock options under the 2006 Stock Incentive Plan to certain of the Company’s officers and key employees, including Sharon L. Churchill and Frank Soltis, two of the Company’s named executive officers. Ms. Churchill and Mr. Soltis each received nonqualified stock options to purchase 2,500 common shares of the Company at an exercise price of $14.47 per share, which will become exercisable in equal annual installments over a three-year period beginning on the first anniversary of the date of grant.
     In connection with the stock option grants described above, the Compensation Committee approved a form of nonqualified stock option agreement (the “Form of Nonqualified Stock Option Agreement”) that may be used to govern grants of nonqualified stock options under the 2006 Stock Incentive Plan. A copy of the Form of Nonqualified Stock Option Agreement is included as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 5.02.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits.

Exhibit No.	Description

10.1	Form of Nonqualified Stock Option Agreement under the LNB Bancorp, Inc. 2006 Stock Incentive Plan.

99.1	Press Release issued by LNB Bancorp, Inc., announcing its results of operations for the fourth quarter and year-end 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LNB BANCORP, INC. (Registrant)
Date: February 6, 2008	By:	/s/ Sharon L Churchill
Sharon L. Churchill
Chief Financial Officer

Exhibit Index

Exhibit No.	Description

10.1	Form of Nonqualified Stock Option Agreement under the LNB Bancorp, Inc. 2006 Stock Incentive Plan.

99.1	Press Release issued by LNB Bancorp, Inc., announcing its results of operations for the fourth quarter and year-end 2007.